As filed with the Securities and Exchange Commission on September 19, 2001

                                                            Registration No.

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT

                        Under The Securities Act of 1933

                           IKON OFFICE SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)

         OHIO                                          23-0334400
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

                          -----------------------------
                                  P.O. Box 834
                        Valley Forge, Pennsylvania 19482
               (Address of Principal Executive Offices) (Zip Code)
                          -----------------------------

                        2000 IKON OFFICE SOLUTIONS, INC.
                           EMPLOYEE STOCK OPTION PLAN
                          -----------------------------
                                   Don H. Liu
              Senior Vice President, General Counsel and Secretary
                           IKON Office Solutions, Inc.
                                     Box 834
                        Valley Forge, Pennsylvania 19482
                     (Name and address of agent for service)
                                 (610) 296-8000
          (Telephone number, including area code, of agent for service)
                       -----------------------------------
                         CALCULATION OF REGISTRATION FEE

                                                Proposed Maximum         Proposed Maximum
Title of securities       Amount to be         Offering price per       Aggregate offering           Amount of
To be registered           registered                unit*                   price                registration fee
Common stock               5,000,000                 $8.30               $41,500,000                $10,375.00
without par value***

-------------------------------------------------------------------------------
*Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c). ** This Registration Statement relates to Registration Statement No. 333-40108 and is being filed pursuant to General Instruction E of Form S-8 in order to register additional securities of the same class as other securities for which a registration statement filed on this form relating to the same employee benefit plan is effective.

         On June 26, 2000, the Registrant filed a registration statement on Form S-8, Registration No. 333-40108 to register 5,000,000 shares of common stock, no par value (the "Common Stock") which were issuable under the Registrant's 2000 Employee Stock Option Plan (the "Plan"). The contents of Registration Statement No. 333-40108 are incorporated by reference in this Registration Statement. The Registrant is now filing this separate Registration Statement to register an additional 5,000,000 shares of Common Stock ("Registrant Statement") which may be issued under the Plan.

Item 8.  Exhibits

         (4.1) Amended and Restated Rights Agreement, dated as of June 18, 1997 between Registrant and National City Bank, filed on June 18, 1997 as Exhibit 1 to Registrant's Report on Form 8-K, is incorporated herein by reference.

         (5)      Opinion of Don H. Liu re: legality.

         (23.1)   Consent of Ernst & Young LLP.

         (23.2)   Consent of PricewaterhouseCoopers LLP.

         (24.1)   Powers of Attorney.

         (24.2)   Certification of Board Resolution re: Powers of Attorney.

                                   SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Malvern, Pennsylvania, on the 17th day of September, 2001.


                                         IKON OFFICE SOLUTIONS, INC.




Date: September 17, 2001                 By:      /s/ WILLIAM S. URKIEL
                                                  -------------------------
                                                  (William S. Urkiel)
                                         Title:   Senior Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          Signature                         Title                                     Date
   /s/ JAMES J. FORESE               Chairman and Chief Executive Officer        September 17, 2001
------------------------------       (Principal Executive Officer)
   (James J. Forese)



   /s/ WILLIAM S. URKIEL             Senior Vice President and                   September 17, 2001
------------------------------       Chief Financial Officer
   (William S. Urkiel)               (Principal Financial Officer)



   /s/ CARLYLE S. JONES              Controller                                  September 17, 2001
------------------------------       (Principal Accounting Officer)
   (Carlyle S. Jones)









   Signature                                 Title                                     Date



   *JUDITH M.  BELL                  Director                                    September 17, 2001
------------------------------
        (Judy Bell)


   *JAMES R. BIRLE                   Director                                    September 17, 2001
------------------------------
        (James R. Birle)


   *PHILIP E. CUSHING                Director                                    September 17, 2001
------------------------------
        (Philip E. Cushing)


   *RICHARD A. JALKUT                Director                                    September 17, 2001
------------------------------
    (Richard A. Jalkut)


   *ROBERT M. FUREK                  Director                                    September 17, 2001
------------------------------
        (Robert M. Furek)


   *ARTHUR E. JOHNSON                Director                                    September 17, 2001
------------------------------
        (Arthur E. Johnson)


   *THOMAS R. GIBSON                 Director                                    September 17, 2001
------------------------------
        (Thomas R. Gibson)


   *KURT M. LANDGRAF                 Director                                    September 17, 2001
------------------------------
        (Kurth M. Landgraf)


   *MARILYN WARE                     Director                                    September 17, 2001
------------------------------
       (Marilyn Ware)

         *By his signature set forth below, Don H. Liu, pursuant to duly executed Powers of Attorney duly filed with the Securities and Exchange Commission, has signed this Registration Statement on behalf of the persons whose signatures are printed above, in the capacities set forth opposite their respective names.




         /s/ DON H. LIU                                   September 17, 2001
------------------------------------
         (Don H. Liu)

INDEX TO EXHIBITS


         (5)      Opinion of Don H. Liu re:  legality.

         (23.1)   Consent of Ernst & Young LLP.

         (23.2)   Consent of PricewaterhouseCoopers LLP.

         (24.1)   Powers of Attorney.

         (24.2)   Certification of Board Resolution re:  Power of Attorney.